[Scudder Investments logo]

Scudder-Dreman Financial Services Fund

Classes A, B and C

Annual Report

November 30, 2001

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Shareholder Meeting Results

<Click Here> Officers and Trustees

<Click Here> Account Management Resources

Scudder-Dreman Financial Services Fund	Nasdaq Symbol	CUSIP Number
Class A	KDFAX	81114P-107
Class B	KDFBX	81114P-206
Class C	KDFCX	81114P-305

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary November 30, 2001

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder-Dreman Financial Services Fund	1-Year	3-Year	Life of Class**
Class A	2.08%	3.69%	3.40%
Class B	1.28%	2.85%	2.55%
Class C	1.22%	2.87%	2.62%
S&P Financial Index+	-2.68%	6.09%	4.14%
S&P 500 Index++	-12.23%	.54%	2.23%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 11/30/01	$ 10.36	$ 10.26	$ 10.28
11/30/00	$ 10.27	$ 10.19	$ 10.22
Distribution Information: Twelve Months: Income Dividends	$ .13	$ .06	$ .07

Class A Lipper Rankings* - Financial Services Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	42	of	102	41
3-Year	37	of	63	58

Rankings are historical and do not guarantee future results.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(a)* (Adjusted for Sales Charge)
-- Scudder-Dreman Financial Services Fund - Class A -- S&P Financial Index+ - - - S&P 500 Index++

Comparative Results* (Adjusted for Sales Charge)
Scudder-Dreman Financial Services Fund		1-Year	3-Year	Life of Class**
Class A(b)	Growth of $10,000	$9,621	$10,509	$10,675
	Average annual total return	-3.79%	1.67%	1.77%
Class B(b)	Growth of $10,000	$9,828	$10,680	$10,783
	Average annual total return	-1.72%	2.22%	2.04%
Class C(b)	Growth of $10,000	$10,122	$10,885	$11,011
	Average annual total return	1.22%	2.87%	2.62%
S&P Financial Index+	Growth of $10,000	$9,732	$11,940	$11,605
	Average annual total return	-2.68%	6.09%	4.14%
S&P 500 Index++	Growth of $10,000	$8,777	$10,162	$10,843
	Average annual total return	-12.23%	.54%	2.23%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-year and life-of-class periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class A shares; rankings for share classes may vary.
** The Fund commenced operations on March 9, 1998. Index comparisons begin March 31, 1998.
(a) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
(b) Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ Standard & Poor's (S&P) Financial Index is an unmanaged capitalization-weighted price-only index representing 11 financial industries and 74 financial companies.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Investments in mutual funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Economic Outlook: Recession, Then Recovery

Dear Shareholder:

On the morning of September 11, economic conditions were uncertain at best, but the terrorist attacks in the United States on the World Trade Center and the Pentagon sent the economy into a deeper downturn. It is now official - the United States is in recession. The good news is that U.S. policymakers are moving aggressively to provide fiscal and monetary stimulus to keep the downturn contained.

U.S. consumers had too much debt and were trying to rein in their spending when the terrorist attacks sapped their confidence. During September they virtually stopped shopping, but in October they were lured back into the malls and auto showrooms by great bargains. However, with layoffs on the rise, we expect even that bounce-back to fade. What spending there is will likely be concentrated on necessities such as groceries, visits to the doctor and tuition. We don't expect total consumption to get back to this last summer's level before the end of 2002. As their customers retrench, business executives will likely do the same. They have already cut capital spending, and will review outlays for the coming months. As a result, we expect the economy to continue its decline until early next spring.

Despite America's current malaise, the rest of the world is still looking to us to spark global growth. Japan remains in recession, and output is slipping in the largest European countries. But policymakers elsewhere may finally be getting the message that world growth is at risk. The European Central Bank recently surprised markets with a rate cut of half a percentage point, and Japan's government has vowed to get serious about reform. These moves, while welcome, will take time to bear fruit.

Before stuffing money under the mattress, investors can take heart that U.S. policymakers have been quick to act to bolster the world's largest economy. At the exact moment when the private sector is cutting back, the government is stepping up with huge new outlays. What's good about these outlays is that they aren't new programs that will last forever, and the economy will reap the benefits quickly. This stimulus may not prevent two or three quarters of negative growth, but it should shorten the correction process.

Economic Guideposts Data as of 11/30/01
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.

Recessions are never welcome, but they force people and businesses to reduce the excesses built up in a boom. As despicable as the terrorist attacks were, individuals and businesses are likely to react by aggressively correcting excesses that have built up over the past several years. That will hurt now but will brighten the medium- to long-term outlook.

We believe Americans will quickly put their houses in order, and by the end of 2002, the stage should be set for another expansion. Because the markets are forward looking, financial asset prices here and abroad may begin to anticipate stronger growth well before then - an important point for investors to keep in mind as they evaluate their holdings.

Zurich Scudder Investments, Inc.
Economics Group

December 1, 2001

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of December 1, 2001, and may not actually come to pass.

Portfolio Management Review

Scudder-Dreman Financial Services Fund

[Portfolio Manager(s) Photograph(s)]

In the following interview, Lead Portfolio Manager David N. Dreman discusses the strategy of Scudder-Dreman Financial Services Fund and the market environment during the 12-month period ended November 30, 2001.

Q: Before we discuss the performance of the fund, will you provide a brief overview of the market climate during the year and how the dramatic decline in interest rates impacted the financial sector?

A: The lackluster performance of financial stocks was surprising, given the falling-interest-rate environment as well as other factors that favored conventional value stocks. While the broadening of the market supported the financial sector early in the year, low levels of investor conviction coupled with high anxiety caused the markets to be extremely rotational. That means that individual stocks and industry sectors fell into and out of favor rather quickly.

The period began as 2000 was drawing to a close. Slower-than-expected economic growth and disappointing corporate earnings raised fears of recession. This added to the anxieties of investors already wearied by historically high levels of sustained volatility and crippling losses. With renewed price consciousness and emphasis on company fundamentals, investors shunned the high-valuation/high-expectation stocks that had dominated the markets for some time. They turned instead to more defensive stocks in what are typically value sectors, primarily health care and energy.

In an aggressive attempt to avert recession, the Federal Reserve Board (the Fed) began cutting short-term interest rates in early January and continued throughout the period - reducing rates to their lowest levels in nearly three decades. We were optimistic that this monetary policy would provide a big boost to financials, but even prior to the September 11 tragedy, the cuts did little to assuage fears that an extended economic downturn would be unavoidable.

On September 11, weakness in the market was exacerbated when terrorists attacked the United States. In the wake of the attacks, nearly all stocks plummeted - even after a historic multiday close of the New York Stock Exchange and other markets. Panic selling took place in all areas as investors liquidated assets or exchanged into Treasuries and government bond funds in search of "safety." By October, the markets had begun to strengthen, and they continued to gain ground through the end of the period. Financial stocks, as a whole, advanced much more slowly than other market sectors.

Q: How did Scudder-Dreman Financial Services Fund perform during this volatile period?

A: The fund's Class A shares (unadjusted for sales charges) rose 2.08 percent, outpacing its benchmark, the Standard & Poor's Financial Index, which declined 2.68 percent. The fund underperformed the 3.29 percent average of its peers in the Lipper Financial Services Funds category. The S&P Financial Index tracks the performance of the S&P 500's financial stocks. The Lipper Financial Services Funds category tracks the performance of a group of funds with similar investment objectives to Scudder-Dreman Financial Services Fund.

We're pleased with the fund's performance in relation to the benchmark - especially given the difficult market environment. Our goal, however, is to surpass both the benchmark and our peers. We attribute the fund's slight underperformance versus its Lipper category to two factors. First, we committed to keeping the portfolio fully invested in financial stocks, while some of our peers added stocks from other market sectors to help boost returns. Second, we have a more conservative approach to value investing than do some of our peers. And our investment criteria preclude us from participating in some of the more speculative areas of the financial sector, including some brokerage houses and on-line trading companies at this time. These are the types of stocks that were the most volatile, but they rallied strongly, with technology stocks, in the last month of this period.

Q: Will you describe your investment philosophy?

A: As contrarian value investors, we look for financial services companies whose stocks have fallen out of favor for one reason or another. We look for fundamentally sound companies with strong balance sheets. We seek to determine whether their stocks are undervalued, by screening for price-to-earnings, price-to-book, price-to-cash-flow and price-to-dividend ratios that are low relative to the overall market and to the financial services sector.

We're always looking for breaks in the market that will enable us to add quality companies to the portfolio when their stock prices have reached, or are on their way to reaching, what we believe are temporary lows. The dramatic declines that followed the events of September 11 provided us with the opportunity to add solid companies to the portfolio at deeply discounted prices. We increased our position in multiline insurer American International Group (AIG), which has been one of the fund's largest and longest-held names, and which has a remarkable track record of strong earnings and management. The company was taken down on fears related to the potential magnitude of claims that would result from the September attacks. Within weeks, it was clear that AIG, as well as most of the other large insurers, would be capable of paying related claims without a detrimental impact on earnings. The September declines also knocked down smaller property and casualty insurers - an area to which we had been adding throughout the year. That provided great opportunities to further build our position.

Q: Regional banks have always been an area of concentration for the fund. Are you still bullish on these stocks?

A: Major regional banks remain the portfolio's largest asset allocation, accounting for nearly 45 percent of the total portfolio value. Overall, the fund's holdings posted positive earnings growth during the period but continued to struggle in terms of stock price. Regional banks tend to be strong performers and typically have no exposure to risky foreign debt, which is why we continue to hold such a large position. Most of these companies generate earnings from fees and services as well as from their loan businesses. The earnings generated from fees and services (roughly 50 percent of their total revenues in many cases) helped support profits when interest rates were rising. During the period, falling short-term rates and firming long-term rates resulted in fewer loan losses, further supporting profits for the banks. During the year, we trimmed our positions in Wells Fargo and FleetBoston, as we saw better opportunity in Washington Mutual - a name that we added to significantly during the period.

Q: Fannie Mae and Freddie Mac are typically standout performers. What was behind their setback, and what is your outlook for these stocks?

A: Despite the tough environment, Fannie Mae and Freddie Mac, two of the portfolio's largest and longest-held names, continued to post strongly positive earnings. Nevertheless, Fannie Mae's stock price fell during the year, while Freddie Mac's was essentially flat. Both struggled after the congressional representative responsible for oversight of these institutions publicly discussed plans to limit their powers. We firmly believe that the setback is temporary and that Fannie Mae and Freddie Mac, which have lower price-to-earnings ratios and faster growth rates than many top-growth companies, will surge ahead once again.

Q: What is your outlook for the overall market and for financial services stocks in particular?

A: We believe that the Fed's aggressive rate cuts (11 consecutive cuts, at the time of this writing) coupled with federal economic stimulus should help the economy find its way out of the current recession. This of course would be positive for the market.

Despite our optimism, we intend to keep the portfolio somewhat defensively positioned until the timing of a recovery becomes clearer. We will remain underweight, relative to the benchmark, in large money center banks, which we believe have greater exposure to foreign loan defaults. And as we find opportunities, we will continue to build our position in property and casualty companies, steering clear of the more speculative names. There are lots of inexpensive insurance companies out there that look good. We hope to capitalize on opportunities to purchase those with the strongest fundamentals at relatively low valuations.

It's likely that we will maintain our weighting in regional banks, which lately have been surprisingly unpopular with investors. We believe the market's perception is at odds with the reality of these stocks. Consequently, we're optimistic that investors will soon recognize their attractive combination of fundamental strength and depressed valuations. This should help drive up demand and prices in the bargain.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions.

Portfolio Summary November 30, 2001

Asset Allocation	11/30/01	11/30/00

Common Stocks	99%	97%
Convertible Preferred Stocks	1%	-
Repurchase Agreements	-	3%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	11/30/01	11/30/00

Banks	45%	41%
Insurance	23%	23%
Other Finance	19%	18%
Consumer Finance	13%	18%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2001* (62.8% of Portfolio)
1. American International Group, Inc. Provider of insurance services	12.2%
2. Citigroup, Inc. Provider of diversified financial services	9.1%
3. Freddie Mac Supplier of mortgage credit	7.0%
4. Fannie Mae Facilitator of mortgages and issuer of mortgage backed securities	6.8%
5. Bank of America Corp. Provider of commercial banking services	6.6%
6. Washington Mutual, Inc. Provider of commercial banking services	5.4%
7. J.P. Morgan Chase & Co. Provider of global financial services	4.2%
8. U.S. Bancorp Provider of diversified financial services	4.0%
9. American Express Co. Provider of travel-related, financial advisory and international banking services	4.0%
10. FleetBoston Financial Corp. Provider of commercial banking services	3.5%

* Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of November 30, 2001

	Shares	Value ($)
Common Stocks 99.2%
Financial 97.1%
Banks 45.0%
BancWest Corp.	107,180	3,725,577
Bank of America Corp.	187,616	11,515,870
Bank One Corp.	64,787	2,425,625
Banknorth Group, Inc.	41,745	906,284
Colonial BancGroup, Inc.	79,545	1,053,971
Corus Bankshares, Inc.	33,040	1,384,376
FleetBoston Financial Corp.	163,495	6,008,441
Golden West Financial Corp.	18,465	954,641
J.P. Morgan Chase & Co.	195,880	7,388,594
KeyCorp	222,690	5,099,601
Mellon Financial Corp.	65,435	2,446,615
National Bank of Canada	205,230	3,585,948
PNC Bank Corp.	88,190	5,110,611
Popular, Inc.	54,020	1,548,753
Provident Financial Group	23,395	530,599
U.S. Bancorp	368,350	6,991,283
Wachovia Corp.	177,673	5,498,979
Washington Mutual, Inc.	300,571	9,401,861
Wells Fargo & Co.	64,975	2,780,930
		78,358,559
Consumer Finance 13.1%
Amercian Express Co.	211,540	6,961,781
Citigroup, Inc.	330,100	15,811,790
		22,773,571
Insurance 22.9%
Aegon NV (ADR)	21,298	566,524
Allstate Corp.	50,080	1,714,739
American International Group, Inc.	258,167	21,272,961
Chubb Corp.	41,570	2,912,394
CIGNA Corp.	7,385	673,734
Jefferson-Pilot Corp.	15,477	688,727
Lincoln National Corp.	26,765	1,276,691
Ohio Casualty Corp.	219,050	3,263,845
Principal Financial Group, Inc.*	45,900	1,053,405
Safeco Corp.	117,045	3,764,167
St. Paul Companies, Inc.	40,790	1,920,393
Torchmark Corp.	21,290	839,891
		39,947,471
Other Financial Companies 16.1%
Fannie Mae	151,450	11,903,970
Freddie Mac	183,410	12,136,240
Marsh & McLennan Companies, Inc.	24,775	2,650,182
USA Education, Inc.	16,755	1,425,348
		28,115,740
Service Industries 2.1%
Investment 1.4%
Bear Stearns Companies, Inc.	23,715	1,363,613
Franklin Resources , Inc.	28,355	1,013,691
		2,377,304
Miscellaneous Commercial Services 0.7%
Corrections Corp. of America*	72,530	1,145,974
Total Common Stocks (Cost $158,094,665)		172,718,619

Convertible Preferred Stocks 0.7%
Service Industries
Miscellaneous Commercial Services
Corrections Corp. of America, PIK (Cost $1,101,451)	65,713	1,143,404

	Principal Amount ($)	Value ($)
Cash Equivalents 0.1%
Zurich Scudder Cash Management QP Trust, 2.24%** (Cost $246,194)	246,194	246,194
Total Investment Portfolio - 100.0% (Cost $159,442,310) (a)		174,108,217

* Non-income producing security.
** Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The unaudited rate shown is the annualized seven-day yield at period end.
(a) The cost for federal income tax purposes was $160,928,999. At November 30, 2001, net unrealized appreciation for all securities based on tax cost was $13,179,218. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $32,376,889 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $19,197,671.
PIK denotes that interest or dividends is paid in kind.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2001
Assets
Investments in securities, at value (cost $159,442,310)	$ 174,108,217
Cash	10,000
Receivable for investments sold	1,239,879
Dividends receivable	218,798
Interest receivable	604
Receivable for Fund shares sold	496,919
Foreign taxes recoverable	711
Total assets	176,075,128
Liabilities
Payable for investments purchased	1,224,361
Payable for Fund shares redeemed	178,747
Accrued management fee	114,825
Other accrued expenses and payables	184,152
Total liabilities	1,702,085
Net assets, at value	$ 174,373,043
Net Assets
Net assets consist of: Undistributed net investment income	159,035
Net unrealized appreciation (depreciation) on: Investments	14,665,907
Foreign currency related transactions	(31)
Accumulated net realized gain (loss)	(9,433,214)
Paid-in capital	168,981,346
Net assets, at value	$ 174,373,043

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2001 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($74,532,049 / 7,194,200 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.36
Maximum offering price per share (100 / 94.25 of $10.36)	$ 10.99
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($82,067,151 / 8,000,689 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.26
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($17,773,843 / 1,728,237 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.28

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2001
Investment Income
Dividends (net of foreign taxes withheld of $23,843)	$ 3,553,282
Interest	256,183
Total Income	3,809,465
Expenses: Management fee	1,410,334
Administrative fee	297,044
Services to shareholders	364,105
Custodian and accounting fees	50,113
Distribution service fees	1,269,024
Auditing	17,750
Legal	11,305
Trustees' fees and expenses	16,634
Reports to shareholders	61,302
Registration fees	36,910
Organization costs	5,018
Other	10,019
Total expenses, before expense reductions	3,549,558
Expense reductions	(2,616)
Total expenses, after expense reductions	3,546,942
Net investment income (loss)	262,523
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(5,396,079)
Foreign currency related transactions	(33)
(5,396,112)
Net unrealized appreciation (depreciation) during the period on: Investments	7,528,992
Foreign currency related transactions	(31)
7,528,961
Net gain (loss) on investment transactions	2,132,849
Net increase (decrease) in net assets resulting from operations	$ 2,395,372

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
	Years Ended November 30,
Increase (Decrease) in Net Assets	2001	2000
Operations: Net investment income (loss)	$ 262,523	$ 2,177,683
Net realized gain (loss) on investment transactions	(5,396,112)	(2,743,608)
Net unrealized appreciation (depreciation) on investment transactions during the period	7,528,961	10,381,915
Net increase (decrease) in net assets resulting from operations	2,395,372	9,815,990
Distributions to shareholders from: Net investment income: Class A	(1,005,645)	(1,203,743)
Class B	(535,666)	(712,931)
Class C	(124,262)	(126,444)
Fund share transactions: Proceeds from shares sold	52,057,132	108,024,508
Reinvestment of distributions	1,490,930	1,819,670
Cost of shares redeemed	(63,351,883)	(121,821,923)
Net increase (decrease) in net assets from Fund share transactions	(9,803,821)	(11,977,745)
Increase (decrease) in net assets	(9,074,022)	(4,204,873)
Net assets at beginning of period	183,447,065	187,651,938
Net assets at end of period (including undistributed net investment income of $159,035 and $1,562,118, respectively)	$ 174,373,043	$ 183,447,065

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended November 30,	2001	2000	1999	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.27	$ 9.74	$ 9.65	$ 9.50
Income (loss) from investment operations: Net investment income (loss)[b]	.06	.16	.13	.03
Net realized and unrealized gain (loss) on investment transactions	.16	.52	.06	.12
Total from investment operations	.22	.68	.19	.15
Less distributions from: Net investment income	(.13)	(.15)	(.08)	-
Net realized gains on investment transactions	-	-	(.02)	-
Total distributions	(.13)	(.15)	(.10)	-
Net asset value, end of period	$ 10.36	$ 10.27	$ 9.74	$ 9.65
Total Return (%)[d]	2.08	7.14	1.95[c]	1.58c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	75	81	82	108
Ratio of expenses before expense reductions (%)	1.45	1.47[e]	1.44	1.55*
Ratio of expenses after expense reductions (%)	1.45	1.46[e]	1.31	1.36*
Ratio of net investment income (loss) (%)	.58	1.69	1.27	.55*
Portfolio turnover rate (%)	17	9	14	5*

a For the period March 9, 1998 (commencement of operations) to November 30, 1998.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return does not reflect the effect of any sales charges.
e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.42% and 1.41%, respectively.
* Annualized
** Not annualized

Class B

Years Ended November 30,	2001	2000	1999	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.19	$ 9.65	$ 9.59	$ 9.50
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	.08	.04	(.01)
Net realized and unrealized gain (loss) on investment transactions	.15	.54	.05	.10
Total from investment operations	.13	.62	.09	.09
Less distributions from: Net investment income	(.06)	(.08)	(.01)	-
Net realized gains on investment transactions	-	-	(.02)	-
Total distributions	(.06)	(.08)	(.03)	-
Net asset value, end of period	$ 10.26	$ 10.19	$ 9.65	$ 9.59
Total Return (%)[d]	1.28	6.28	1.08[c]	.95c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	82	85	90	100
Ratio of expenses before expense reductions (%)	2.23	2.27[e]	2.22	2.29*
Ratio of expenses after expense reductions (%)	2.23	2.27[e]	2.20	2.14*
Ratio of net investment income (loss) (%)	(.20)	.92	.38	(.23)*
Portfolio turnover rate (%)	17	9	14	5*

a For the period March 9, 1998 (commencement of operations) to November 30, 1998.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return does not reflect the effect of any sales charges.
e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.22% and 2.22%, respectively.
* Annualized
** Not annualized

Class C

Years Ended November 30,	2001	2000	1999	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.22	$ 9.69	$ 9.61	$ 9.50
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	.09	.04	(.01)
Net realized and unrealized gain (loss) on investment transactions	.15	.52	.07	.12
Total from investment operations	.13	.61	.11	.11
Less distributions from: Net investment income	(.07)	(.08)	(.01)	-
Net realized gains on investment transactions	-	-	(.02)	-
Total distributions	(.07)	(.08)	(.03)	-
Net asset value, end of period	$ 10.28	$ 10.22	$ 9.69	$ 9.61
Total Return (%)[d]	1.22	6.38	1.09[c]	1.16c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	18	16	16
Ratio of expenses before expense reductions (%)	2.19	2.23[e]	2.16	2.26*
Ratio of expenses after expense reductions (%)	2.19	2.20[e]	2.14	2.11*
Ratio of net investment income (loss) (%)	(.16)	.99	.44	(.20)*
Portfolio turnover rate (%)	17	9	14	5*

a For the period March 9, 1998 (commencement of operations) to November 30, 1998.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return does not reflect the effect of any sales charges.
e The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.17% and 2.14%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder-Dreman Financial Services Fund (the ``Fund''), formerly Kemper-Dreman Financial Services Fund, is a non-diversified series of Scudder Equity Trust (the ``Trust''), formerly Kemper Equity Trust, which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2001, the Fund had a net tax basis capital loss carry forward of approximately $4,459,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008, ($2,554,000) and November 30, 2009 ($1,905,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 2001 through November 30, 2001 the Fund incurred approximately $3,488,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made semiannually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended November 30, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $31,371,850 and $38,248,644, respectively.

C. Related Parties

As described in Note G, Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., initiated a restructuring program for most of its funds. As part of this reorganization, the Fund entered into an Administrative Agreement. The agreement was effective June 25, 2001. The terms of the newly adopted and pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended November 30, 2001, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets. Dreman Value Management, L.L.C. serves as sub-advisor with respect to the investment and reinvestment of assets in the Fund, and is paid by ZSI for its services.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. On December 4, 2001, a definitive agreement was signed and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Effective June 25, 2001, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, ZSI provides, or pays others to provide, substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.350%, 0.400% and 0.375% of average daily net assets for Class A, B and C shares, respectively, computed and accrued daily and payable monthly.

As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund are not borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period June 25, 2001 through November 30, 2001, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at November 30, 2001
Class A	$ 119,659	$ 24,396
Class B	147,430	30,270
Class C	29,955	6,160
	$ 297,044	$ 60,826

Service Provider Fees. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class A, B and C shares. Prior to June 25, 2001, the amount charged to Class A, B and C shares by SISC aggregated $106,399, $123,131 and $25,020, respectively.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to June 25, 2001, the amount charged to the Fund by SFAC aggregated $41,886.

Effective June 25, 2001, the above fees are paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended November 30, 2001, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2001
Class B	$ 656,573	$ 52,307
Class C	142,328	11,710
	$ 798,901	$ 64,017

Effective June 25, 2001, in accordance with an amended and restated Distribution Service Agreement, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. This amended agreement replaced the Administrative Services Agreement and did not result in any increase in fees or expenses to each such class. For the year ended November 30, 2001, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2001
Class A	$ 203,356	$ 7,280
Class B	219,324	14,806
Class C	47,443	3,027
	$ 470,123	$ 25,113

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended November 30, 2001 aggregated $28,277.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended November 30, 2001, the CDSC for Class B and C shares aggregated $251,307 and $4,262, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended November 30, 2001 totaled $85,486 and are reflected as interest income on the Statement of Operations.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2001		Year Ended November 30, 2000
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,707,808	$ 28,628,826	7,586,654	$ 68,535,016
Class B	1,693,594	17,831,104	3,244,227	29,674,300
Class C	532,287	5,597,202	1,080,296	9,815,192
		$ 52,057,132		$ 108,024,508
Shares issued to shareholders in reinvestment of distributions
Class A	82,081	$ 895,375	120,411	1,088,547
Class B	44,640	483,872	69,344	624,791
Class C	10,279	111,683	11,775	106,332
		$ 1,490,930		$ 1,819,670
Shares redeemed
Class A	(3,471,022)	$ (36,268,851)	(8,271,684)	$ (74,769,473)
Class B	(2,050,991)	(21,257,210)	(4,297,126)	(38,378,968)
Class C	(563,164)	(5,825,822)	(952,535)	(8,673,482)
		$ (63,351,883)		$ (121,821,923)
Net increase (decrease)
Class A	(681,133)	$ (6,744,650)	(564,619)	$ (5,145,910)
Class B	(312,757)	(2,942,234)	(983,555)	(8,079,877)
Class C	(20,598)	(116,937)	139,536	1,248,042
		$ (9,803,821)		$ (11,977,745)

E. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the period from December 1, 2000 through June 24, 2001, the Fund's custodian fees were reduced by $23. For the period from June 25, 2001 through November 30, 2001, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $555 for the custodian credits earned. Prior to June 25, 2001, transfer agent credits were reduced by $2,038.

Effective June 25, 2001, transfer agent credits will no longer be used to reduce Fund expenses.

F. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Reorganization

ZSI initiated a restructuring program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder-Dreman Financial Services Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder-Dreman Financial Services Fund (the "Fund"), formerly Kemper-Dreman Financial Services Fund, as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder-Dreman Financial Services Fund at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts January 3, 2002	/s/ Ernst & Young LLP

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 2001 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder-Dreman Financial Services Fund (the "fund"), the sole series of Scudder Equity Trust, was held on Thursday, May 24, 2001, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
Trustee	For	Withheld
John W. Ballantine	13,232,766	185,678
Lewis A. Burnham	13,234,495	183,949
Mark S. Casady	13,223,346	195,098
Linda C. Coughlin	13,224,337	194,107
Donald L. Dunaway	13,237,129	181,315
James R. Edgar	13,228,993	189,451
William F. Glavin	13,223,922	194,522
Robert B. Hoffman	13,235,238	183,206
Shirley D. Peterson	13,235,472	182,972
Fred B. Renwick	13,230,728	187,716
William P. Sommers	13,235,355	183,089
John G. Weithers	13,236,857	181,587

2. To ratify the selection of Ernst & Young LLP as the independent auditors of the fund for the fund's current fiscal year:

Affirmative	Against	Abstain
13,115,296	87,690	215,458

Class A

3. To approve a Rule 12b-1 Plan for Class A:

Affirmative	Against	Abstain
5,424,834	144,609	133,055

Class B

3. To approve an Amended and Restated Rule 12b-1 Plan for Class B:

Affirmative	Against	Abstain
6,357,859	94,335	127,225

Class C

3. To approve an Amended and Restated Rule 12b-1 Plan for Class C:

Affirmative	Against	Abstain
1,081,155	17,591	37,781

Officers and Trustees

TRUSTEES
John W. Ballantine
Trustee
Lewis A. Burnham
Trustee
Mark S. Casady*
Trustee and President
Linda C. Coughlin*
Chairperson, Trustee and
Vice President
Donald L. Dunaway
Trustee
James R. Edgar
Trustee
William F. Glavin, Jr.*
Trustee
Robert B. Hoffman
Trustee
Shirley D. Peterson
Trustee
Fred B. Renwick
Trustee
William P. Sommers
Trustee
John G. Weithers
Trustee
OFFICERS
Philip J. Collora*
Vice President and
Assistant Secretary
Kathryn L. Quirk*
Vice President
Linda J. Wondrack*
Vice President
John R. Hebble*
Treasurer
Thomas Lally*
Assistant Treasurer
Brenda Lyons*
Assistant Treasurer
John Millette*
Secretary
Caroline Pearson*
Assistant Secretary

* Zurich Scudder Investments, Inc.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048